UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 7, 2011

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2775

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2011, DCP Midstream Partners, LP issued a press release announcing its financial results for the third quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of our three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income (loss) attributable to partners, which is presented in the attached press release and prominently below for the applicable periods presented and net cash provided by operating activities, which is presented in the attached press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income (loss) attributable to partners, which GAAP financial measures are set forth in the release and prominently below for the applicable periods presented:

DCP MIDSTREAM PARTNERS, LP

GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	As Reported in 2010	2011	2010	As Reported in 2010
	(Millions)			(Millions)
Net income (loss) attributable to partners	$66.3	$—	$(4.1)	$101.9	$58.1	$47.7
Net cash provided by operating activities	$60.3	$47.2	$41.7	$148.9	$136.9	$130.4

DCP MIDSTREAM PARTNERS, LP

SEGMENT GAAP FINANCIAL MEASURES

(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	As Reported in 2010	2011	2010	As Reported in 2010
	(Millions)			(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$75.4	$5.9	$1.8	$112.8	$81.3	$70.9

Wholesale Propane Logistics segment:
Segment net income (loss) attributable to partners	$2.1	$(1.1)	$(1.1)	$20.9	$8.9	$8.9

NGL Logistics segment:
Segment net income attributable to partners	$7.0	$11.1	$11.1	$20.6	$15.5	$15.5

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2011

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Michael S. Richards
		Name:	Michael S. Richards
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 7, 2011